POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NORTHERN LIGHTS FUND TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement (File Nos. 333-122917 and 811-21720) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and may file a Registration Statement or Registration Statements (File Nos. to be determined) under the provisions of the Securities Act of 1933, as amended, on Form N-14 (together “Registration Statements”); and

WHEREAS, the undersigned is the Treasurer, Chief Accounting Officer, and Chief Financial Officer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints TIMOTHY BURDICK, STEPHANIE SHEARER, and KEVIN WOLF (with full power to each to act alone) as attorneys for him and in his name, place and stead, and in his capacity the Trust to execute and file Registration Statements and Amendments to the Trust’s Registration Statements hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of June, 2025.

/s/ Jim Colantino

Jim Colantino

Treasurer, Chief Accounting Officer and Chief Financial Officer

State of New Jersey )

)       ss:

County of Mercer     )

Before me, a Notary Public, in and for said county and state, personally appeared Jim Colantino, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 25th day of June, 2025.

Seal

/s/ Jaime L. Luff

Jaime L. Luff

Notary Public

My commission expires: 8/20/2027

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NORTHERN LIGHTS FUND TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement (File Nos. 333-122917 and 811-21720) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and may file a Registration Statement or Registration Statements (File Nos. to be determined) under the provisions of the Securities Act of 1933, as amended, on Form N-14 (together “Registration Statements”); and

WHEREAS, the undersigned is the President and Principal Executive Officer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints TIMOTHY BURDICK and STEPHANIE SHEARER (with full power to each to act alone) as attorneys for him and in his name, place and stead, and in his capacity the Trust to execute and file Registration Statements and Amendments to the Trust’s Registration Statements hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of June, 2025.

/s/ Kevin Wolf

Kevin Wolf

President and Principal Executive Officer

State of New Jersey )

)       ss:

County of Mercer     )

Before me, a Notary Public, in and for said county and state, personally appeared Kevin Wolf, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 25th day of June, 2025.

Seal

/s/ Jaime L. Luff

Jaime L. Luff

Notary Public

My commission expires: 8/20/2027

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NORTHERN LIGHTS FUND TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement (File Nos. 333-122917 and 811-21720) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and may file a Registration Statement or Registration Statements (File Nos. to be determined) under the provisions of the Securities Act of 1933, as amended, on Form N-14 (together “Registration Statements”); and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints TIMOTHY BURDICK, STEPHANIE SHEARER, and KEVIN WOLF (with full power to each to act alone) as attorneys for him and in his name, place and stead, and in his capacity the Trust to execute and file Registration Statements and Amendments to the Trust’s Registration Statements hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of June, 2025.

/s/ Mark S. Garbin

Mark S. Garbin

Trustee

State of New Jersey )

)       ss:

County of Mercer     )

Before me, a Notary Public, in and for said county and state, personally appeared Mark S. Garbin, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 25th day of June, 2025.

Seal

/s/ Jaime L. Luff

Jaime L. Luff

Notary Public

My commission expires: 8/20/2027

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NORTHERN LIGHTS FUND TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement (File Nos. 333-122917 and 811-21720) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and may file a Registration Statement or Registration Statements (File Nos. to be determined) under the provisions of the Securities Act of 1933, as amended, on Form N-14 (together “Registration Statements”); and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints TIMOTHY BURDICK, STEPHANIE SHEARER, and KEVIN WOLF (with full power to each to act alone) as attorneys for him and in his name, place and stead, and in his capacity the Trust to execute and file Registration Statements and Amendments to the Trust’s Registration Statements hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of June, 2025.

/s/ Mark H. Taylor

Mark H. Taylor

Trustee

State of New Jersey )

)       ss:

County of Mercer     )

Before me, a Notary Public, in and for said county and state, personally appeared Mark H. Taylor, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 25th day of June, 2025.

Seal

/s/ Jaime L. Luff

Jaime L. Luff

Notary Public

My commission expires: 8/20/2027

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NORTHERN LIGHTS FUND TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement (File Nos. 333-122917 and 811-21720) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and may file a Registration Statement or Registration Statements (File Nos. to be determined) under the provisions of the Securities Act of 1933, as amended, on Form N-14 (together “Registration Statements”); and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints TIMOTHY BURDICK, STEPHANIE SHEARER, and KEVIN WOLF (with full power to each to act alone) as attorneys for him and in his name, place and stead, and in his capacity the Trust to execute and file Registration Statements and Amendments to the Trust’s Registration Statements hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of June, 2025.

/s/ John V. Palancia

John V. Palancia

Trustee

State of New Jersey )

)       ss:

County of Mercer     )

Before me, a Notary Public, in and for said county and state, personally appeared John V. Palancia, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 25th day of June, 2025.

Seal

/s/ Jaime L. Luff

Jaime L. Luff

Notary Public

My commission expires: 8/20/2027

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NORTHERN LIGHTS FUND TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement (File Nos. 333-122917 and 811-21720) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and may file a Registration Statement or Registration Statements (File Nos. to be determined) under the provisions of the Securities Act of 1933, as amended, on Form N-14 (together “Registration Statements”); and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints TIMOTHY BURDICK, STEPHANIE SHEARER, and KEVIN WOLF (with full power to each to act alone) as attorneys for him and in his name, place and stead, and in his capacity the Trust to execute and file Registration Statements and Amendments to the Trust’s Registration Statements hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of June, 2025.

/s/ Gary W. Lanzen

Gary W. Lanzen

Trustee

State of New Jersey )

)       ss:

County of Mercer     )

Before me, a Notary Public, in and for said county and state, personally appeared Gary W. Lanzen, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 25th day of June, 2025.

Seal

/s/ Jaime L. Luff

Jaime L. Luff

Notary Public

My commission expires: 8/20/2027

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NORTHERN LIGHTS FUND TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement (File Nos. 333-122917 and 811-21720) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and may file a Registration Statement or Registration Statements (File Nos. to be determined) under the provisions of the Securities Act of 1933, as amended, on Form N-14 (together “Registration Statements”); and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints TIMOTHY BURDICK, STEPHANIE SHEARER, and KEVIN WOLF (with full power to each to act alone) as attorneys for him and in his name, place and stead, and in his capacity the Trust to execute and file Registration Statements and Amendments to the Trust’s Registration Statements hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of June, 2025.

/s/ Anthony J. Hertl

Anthony J. Hertl

Trustee

State of New Jersey )

)       ss:

County of Mercer     )

Before me, a Notary Public, in and for said county and state, personally appeared Anthony J. Hertl, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 25th day of June, 2025.

Seal

/s/ Jaime L. Luff

Jaime L. Luff

Notary Public

My commission expires: 8/20/2027

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NORTHERN LIGHTS FUND TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement (File Nos. 333-122917 and 811-21720) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and may file a Registration Statement or Registration Statements (File Nos. to be determined) under the provisions of the Securities Act of 1933, as amended, on Form N-14 (together “Registration Statements”); and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints TIMOTHY BURDICK, STEPHANIE SHEARER, and KEVIN WOLF (with full power to each to act alone) as attorneys for him and in his name, place and stead, and in his capacity the Trust to execute and file Registration Statements and Amendments to the Trust’s Registration Statements hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of June, 2025.

/s/ Mark D. Gersten

Mark D. Gersten

Trustee

State of New Jersey )

)       ss:

County of Mercer     )

Before me, a Notary Public, in and for said county and state, personally appeared Mark D. Gersten, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 25th day of June, 2025.

Seal

/s/ Jaime L. Luff

Jaime L. Luff

Notary Public

My commission expires: 8/20/2027